Exhibit 99.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER





         Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.
1350), the undersigned, Tam Cheuk Ho, Chief Financial Officer of China Resources Development, Inc. (the "Company") has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report").

         The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 12th day of August, 2002.


                                            /s/
                                            ----------------------------




                                            Name: Tam Cheuk Ho
                                                  -----------------------------
                                            Title: Chief Financial Officer
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